================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 APRIL 10, 2006

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                   ----------

                              SONUS NETWORKS, INC.
             (Exact Name of Registrant as Specified in its Charter)

          DELAWARE                      000-30229              04-3387074
----------------------------    ------------------------   -------------------
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
      of Incorporation)                                    Identification No.)

                250 APOLLO DRIVE, CHELMSFORD, MASSACHUSETTS 01824
               (Address of Principal Executive Offices) (Zip Code)

                                 (978) 614-8100
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     Effective April 24, 2006, James F. Collier commenced employment as Vice President, Worldwide Sales of Sonus Networks, Inc. (the "Company"). A copy of the press release dated April 24, 2006 announcing the employment of Mr. Collier is attached as Exhibit 99.1 hereto and incorporated herein by reference. This Form 8-K is being filed on the date of the first public announcement of Mr. Collier's hiring.

     Pursuant to a written offer letter dated April 10, 2006, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference, Mr. Collier will receive annual base compensation of $300,000, which may be increased in subsequent years. He is eligible for an "on target bonus" of 100% of his annual base salary subject to the achievement of specific objectives. For fiscal year 2006, $103,562 of Mr. Collier's on target bonus will be guaranteed (equal to 50% of his target bonus pro rated based on the number of days he is employed with Sonus). Mr. Collier will receive an option to purchase 650,000 shares of the Company's common stock at an exercise price of the closing price of the Company's common stock on the NASDAQ National Market on April 24, 2006, with 25% of the number of options vesting (subject to continued employment) on the first anniversary of his commencement date and the remaining 75% vesting in equal monthly increments through the fourth anniversary of the commencement date. Mr. Collier also will receive 200,000 shares of restricted stock which shall vest (subject to continued employment): (i) 80,000 shares on December 31, 2006; (ii) 40,000 shares on April 30, 2007; (iii) 30,000 shares on October 31, 2007; and (iv) 50,000 shares on May 1, 2008. The agreement also provides for acceleration of unvested shares that would vest within 24 months in the event of an acquisition, and salary continuation payments for twelve months in the event of termination by us other than for cause or Mr. Collier's resignation for good reason. Mr. Collier is an employee-at-will.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (d)  Exhibits

               10.1 Offer Letter between Sonus Networks, Inc. and James F. Collier dated April 10, 2006.

               99.1 Press release of Sonus Networks, Inc. dated April 24, 2006 announcing employment of Vice President, Worldwide Sales.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2006                    SONUS NETWORKS, INC.

                                        By:  /s/ Charles J. Gray
                                             -----------------------------------
                                             Charles J. Gray
                                             Vice President and General Counsel

                                  EXHIBIT INDEX

     10.1 Offer Letter between Sonus Networks, Inc. and James F. Collier dated April 10, 2006.

     99.1 Press release of Sonus Networks, Inc. dated April 24, 2006 announcing employment of Vice President, Worldwide Sales.